UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 13, 2004

Lifecore Biomedical, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	0-4136	41-0948334

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska, Minnesota		55318

(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code:		952-368-4300

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 13, 2004, Lifecore Biomedical, Inc. (“Lifecore”) issued a press release setting forth Lifecore’s fiscal 2005 first quarter financial results. A copy of Lifecore’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

       The following exhibit is being furnished herewith:

99.1	Press release dated October 13, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.
Dated: October 13, 2004	/s/ Dennis J. Allingham
Dennis J. Allingham
President & Chief Executive Officer

Exhibit Index

99.1	Press release dated October 13, 2004